Exhibit 10.9.1

AMENDMENT NO. 1 TO PROMISSORY NOTE
THIS AMENDMENT NO. 1 TO PROMISSORY NOTE (this “Amendment”) is entered into as of January 27, 2017, by and among SandRidge Realty, LLC, an Oklahoma limited liability company (“Borrower”), Fir Tree E&P Holdings II, LLC, a Delaware limited liability company (“Fir Tree”), and SOLA LTD, a Cayman Islands exempted company (“Solus”; and together with Fir Tree and certain other co-lenders from time to time, together with their successors and assigns, collectively, “Lender”).

BACKGROUND
WHEREAS, reference is made to that certain Promissory Note, dated as of October 4, 2016, executed by Borrower and payable to Lender (the “Note”);
WHEREAS, Borrower and Lender have agreed to modify the Note on the terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Note.
2.    Amendments.
(a) Section 8 of the Note is hereby amended and restated as follows:
“This Note shall not be prepayable except upon Lender’s prior written consent or as provided in Section 5 above. Notwithstanding the foregoing, commencing on the earlier of the date on which (i) all of the Indebtedness and other sums owing and/or payable under the First Lien Credit Agreement and/or the other First Lien Credit Documents have been paid in full and no re-borrowing or further credit is available thereunder, and all commitments thereunder have been cancelled, or (ii) the First Lien Credit Agreement has been refinanced, Borrower may prepay this Note in whole or in part at any time, at par, and from time to time during the term hereof upon ten (10) days’ prior written notice to Lender, without any prepayment premium or penalty, subject to the application of payments provisions set forth in Section 6 above.”
3.    Governing Law. THIS AMENDMENT WAS NEGOTIATED, EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS). TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT, AND THIS

AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
5.    Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts (including by facsimile transmission or in portable document format (PDF)), each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
6.    References. Any reference to the Note contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.
7.    Other Provisions. All other provisions of the Note not specifically amended by this Amendment shall remain in full force and effect.

[Signature Page Follows.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
BORROWER:

SANDRIDGE REALTY LLC,

an Oklahoma limited liability company By:	/s/ Julian Bott Name: Julian Bott Title: Executive Vice President and Chief
Financial Officer

LENDER:

FIR TREE E&P HOLDINGS II, LLC,
a Delaware limited liability company

By:    /s/ Brian Meyer
Name:    Brian Meyer
Title:    Authorized Person

SOLA LTD,
a Cayman Islands exempted company

By:    /s/ Joshua Sock
Name:    Joshua Sock
Title:    Authorized Signatory